Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Therapeutic Solutions International, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Dixon, President and Director of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2011

/s/ Timothy G. Dixon

Timothy G. Dixon,

President

(Principal Executive Officer)